Exhibit 4.10

CERTIFIED translation no. 157-2022. This is a CERTIFIED translation of a document written in Spanish, which is identified with the seal of the translator. This translation was prepared by Mariana Elena calderón medina, CERTIFIED interpreter and translator pursuant to THE CERTIFICATE Of PROFESSIONAL QUALIFICATION ON CERTIFIED TRANSLATIONS AND INTERPRETationS NO. 0313 ISSUED BY “Universidad nacional de COLOMBIA” ON SEPTEMBER 14th, 2010, IN BOGOTA, COLOMBIA.

Procaps – Amendment No. 1 to Credit Agreement

Execution Version

Confidential

AMENDMENT NO. 1 TO THE CREDIT AGREEMENT

entered into by and among

Procaps S.A.

as Obligor

Laboratorios López, S.A. de C.V., C.I. Procaps S.A., Biokemical S.A. de C.V., Pharmarketing

Salvador S.A. de C.V. (El Salvador), Corporación Distribuidora Internacional S.A. de C.V., CDI Nicaragua S.A.,
CDI Guatemala S.A., Pharmarketing S.A. (Guatemala), Pharmarketing S.A.

(Panamá), Pharmarketing Dominicana SRL, Pharmarketing Costa Rica S.A.,

as Co-Obligors

Inversiones Crynseen S.A.S., Inversiones Ganeden S.A.S., Inversiones Henia S.A.S.,

Inversiones Jades S.A.S., Industrias Kadima S.A.S. y Pharmayect S.A.,

as Guarantors

and

Bancolombia S.A.,

Bancolombia S.A. with the name Bancolombia (Panamá Branch),

Banco Davivienda S.A.,

Banco de Sabadell S.A. Miami Branch, and

Banco de Crédito del Perú

as Creditors

and

Fiduciaria Bancolombia S.A.

as Management Agent

AMENDMENT NO. 1 TO THE CREDIT AGREEMENT

Among the undersigned, namely

(i) Procaps S.A., a business company, incorporated and existing under the laws of Colombia, with its main domicile in the city of de Barranquilla, Colombia, identified by TIN 890.106.527-5, herein represented by the person executing this Amendment on its behalf, who acts with full and complete powers and authority to execute this Amendment, as evidenced in the certificate of existence and legal representation issued by the Chamber of Commerce de Barranquilla and in the copy of Minutes No. 787 dated November 9, 2018 of the Board of Directors, enclosed as Exhibit A hereof (the “Obligor”);

(ii) Laboratorios López, S.A. de C.V., a business company, incorporated and existing under the laws of El Salvador, with identification number 0614-280878-003-7, herein represented by the person executing this Amendment on its behalf, who acts with full and complete powers and authority to execute this Amendment, as evidenced in the duly granted power of attorney dated November 11, 2018 enclosed as Exhibit B hereof (“Laboratorios López”);

(iii) C.I. Procaps S.A., a business company, incorporated and existing under the laws of Colombia, with its main domicile in the city of de Barranquilla, Colombia, identified with TIN 802.009.120 – 6, herein represented by the person executing this Amendment on its behalf, who acts with full and complete powers and authority to execute this Amendment, as evidenced in the certificate of existence and legal representation issued by the Chamber of Commerce de Barranquilla and in the copy of Minutes No. 176 dated November 9, 2018 of the Board of Directors, enclosed as Exhibit B hereof (“C.I. Procaps”);

(iv) Biokemical S.A. de C.V., a business company, incorporated and existing under the laws of El Salvador, with identification number 0614-111194-102-0, herein represented by the person executing this Amendment on its behalf, who acts with full and complete powers and authority to execute this Amendment (“Biokemical”);

(v) Pharmarketing Salvador S.A. de C.V. (El Salvador), a business company, incorporated and existing under the laws of El Salvador, with identification number 614-221-111- 102-0, herein represented by the person executing this Amendment on its behalf, who acts with full and complete powers and authority to execute this Amendment (“Pharmarketing Salvador”);

(vi) Corporación Distribuidora Internacional S.A. de C.V., a business company, incorporated and existing under the laws of El Salvador, with identification number 0614-250105-101-3, herein represented by the person executing this Amendment on its behalf, who acts with full and complete powers and authority to execute this Amendment (“CDI Salvador”);

(vii) CDI Nicaragua S.A., a business company, incorporated and existing under the laws of Nicaragua, identified with public mercantile registration number of the department of Managua 18,356-B5, herein represented by the person executing this Amendment on its behalf, who acts with full and complete powers and authority to execute this Amendment (“CDI Nicaragua”);

(viii) CDI Guatemala S.A., a business company, incorporated and existing under the laws of Guatemala, with identification number 503628, herein represented by the person executing this Amendment on its behalf, who acts with full and complete powers and authority to execute this Amendment (“CDI Guatemala”);

(ix) Pharmarketing S.A. (Guatemala), a business company, incorporated and existing under the laws of Guatemala, with identification number 505499, herein represented by the person executing this Amendment on its behalf, who acts with full and complete powers and authority to execute this Amendment (“Pharmarketing Guatemala”);

(x) Pharmarketing S.A. (Panamá), a business company, incorporated and existing under the laws of Panamá, with identification number513994, herein represented by the person executing this Amendment on its behalf, who acts with full and complete powers and authority to execute this Amendment (“Pharmarketing Panamá”);

(xi) Pharmarketing Dominicana SRL, a business company, incorporated and existing under the laws of the Dominican Republic, identified with commercial registration 57783SD, herein represented by the person executing this Amendment on its behalf, who acts with full and complete powers and authority to execute this Amendment (“Pharmarketing RD”);

(xii) Pharmarketing Costa Rica S.A., a business company, incorporated and existing under the laws of Costa Rica, with identification number3-101-653826, herein represented by the person executing this Amendment on its behalf, who acts with full and complete powers and authority to execute this Amendment (“Pharmarketing Costa Rica” and, together with Laboratorios López, C.I. Procaps, Biokemical, Pharmarketing Salvador, CDI Salvador, CDI Nicaragua, CDI Guatemala, Pharmarketing Guatemala, Pharmarketing Panamá y Pharmarketing RD, the “Co-Obligors” and, jointly with the Obligor, “Joint Obligors”);

(xiii) Inversiones Crynseen S.A.S., a business company, incorporated and existing under the laws of Colombia, with its main domicile in the city of de Barranquilla, Colombia, identified with TIN 890.117.381 – 4, herein represented by the person executing this Amendment on its behalf, who acts with full and complete powers and authority to execute this Amendment, as evidenced in the certificate of existence and legal representation issued by the Chamber of Commerce of Barranquilla enclosed hereto as Exhibit B of this Amendment (“Inversiones Crynseen”);

(xiv) Inversiones Ganeden S.A.S, a business company, incorporated and existing under the laws of Colombia, with its main domicile in the city of de Barranquilla, Colombia identified by TIN 802.022.488-4, herein represented by the person executing this Amendment on its behalf, who acts with full and complete powers and authority to execute this Amendment, as evidenced in the certificate of existence and legal representation issued by the Chamber of Commerce of Barranquilla enclosed hereto as Exhibit B of this Amendment (“Inversiones Ganeden”);

(xv) Inversiones Henia S.A.S., a business company, incorporated and existing under the laws of Colombia, with its main domicile in the city of de Barranquilla, Colombia, identified by TIN 890.117.380 -7, herein represented by the person executing this Amendment on its behalf, who acts with full and complete powers and authority to execute this Amendment, as evidenced in the certificate of existence and legal representation issued by the Chamber of Commerce de Barranquilla enclosed hereto as Exhibit B of this Amendment (“Inversiones Henia”);

(xvi) Inversiones Jades S.A.S., a business company, incorporated and existing under the laws of Colombia, with its main domicile in the city of Barranquilla, Colombia, identified by TIN 890.110.048-4, herein represented by the person executing this Amendment on its behalf, who acts with full and complete powers and authority to execute this Amendment, as evidenced in the certificate of existence and legal representation issued by the Chamber of Commerce of Barranquilla enclosed hereto as Exhibit B of this Amendment (“Inversiones Jades”);

(xvii) Industrias Kadima S.A.S., a business company, incorporated and existing under the laws of Colombia, with its main domicile in the city of de Barranquilla, Colombia identified by TIN 800.075.454-4, herein represented by the person executing this Amendment on its behalf, who acts with full and complete powers and authority to execute this Amendment, as evidenced in the certificate of existence and legal representation issued by the Chamber of Commerce de Barranquilla enclosed hereto as Exhibit B of this Amendment (“Industrias Kadima”);

(xviii) Pharmayect S.A., a business company, incorporated and existing under the laws of Colombia, with its main domicile in the city of de Barranquilla, Colombia, identified by TIN 802.013.031-4, herein represented by the person executing this Amendment on its behalf, who acts with full and complete powers and authority to execute this Amendment, as evidenced in the certificate of existence and legal representation issued by the Chamber of Commerce de Barranquilla (“Pharmayect” and together with Inversiones Crynseen, Inversiones Ganeden, Inversiones Henia, Inversiones Jades e Industrias Kadima, the “Guarantors” and, jointly with the Joint Obligors, the “Obligor Parties”);

(xix) Bancolombia S.A., banking establishment duly incorporated and existing under the laws of Colombia, herein represented by the person executing this Amendment on its behalf, who acts with full and complete powers and authority to execute this Amendment (“Bancolombia”);

(xx) Bancolombia S.A. with the name Bancolombia (Panama Branch) banking institution with General License, incorporated and existing under the laws of Colombia, registered as banking institution with General License and as foreign company under the Microfilm Section (Mercantile) of the Public Registry of Panamá, file card two thousand zero thirty-four (2034) document two one eight eight two zero nine (2188209) duly empowered to act hereunder as evidenced in Public Deed number forty-five thousand three hundred sixty-two (45,362) dated December eleventh (11), two thousand fifteen (2015), corrected by Public Deed number forty-seven thousand one hundred eighty-seven (47. 187) dated December twenty-second (22), two thousand and fifteen (2015), both before the Fifth Notary Public of the Circuit of Panama, as stated in the certificate of existence and legal representation issued by the Public Registry of Panama (“Bancolombia (Panama Branch)”);

(xxi) Banco Davivienda S.A., banking establishment duly incorporated and existing under the laws of Colombia, herein represented by the person executing this Amendment on its behalf, who acts with full and complete powers and authority to execute this Amendment (“Davivienda”);

(xxii) Banco de Sabadell S.A. Miami Branch, banking establishment duly incorporated and existing under the laws of Colombia, herein represented by the person executing this Amendment on its behalf, who acts with full and complete powers and authority to execute this Amendment (“Sabadell”);

(xxiii) Banco de Crédito del Perú, banking establishment duly incorporated and existing under the laws of Colombia, herein represented by the person executing this Amendment on its behalf, who acts with full and complete powers and authority to execute this Amendment (“BCP” and, together with Bancolombia, Bancolombia (Panama Branch), Davivienda and Sabadell, the “Creditors”); and

(xxiv) Fiduciaria Bancolombia S.A. Compañía Fiduciaria, public limited company, incorporated and existing under the laws of Colombia, with its main domicile in the city of Medellin, Colombia, identified with TIN 800.150.280-0, herein represented by the person executing this Amendment on its behalf, who acts with full and complete powers and authority to execute this Amendment, in the capacity as Management Agent and representative of the Creditors (“Management Agent”, and together with the Joint Obligors, the Guarantors, and the Creditors, the “Parties”).

The Parties, acting in the aforesaid capacity, have agreed to execute this Amendment (the “Amendment”) to the Credit Agreement entered into on November 20, 2018 among the Parties (the “Credit Agreement”), prior the following

CONSIDERATIONS

(i) On November 20, 2018, the Parties entered into the Credit Agreement for an amount of up to COP 131,848,000,000 plus the equivalent in Pesos as of the Disbursement Date of USD 21,100,000 (Tranche A) and USD 35,000,000 (Tranche B).

(ii) The Parties have agreed to modify: (a) Exhibit C - Obligations to Refinance; and (b) Exhibit 1.01 (F) Novation Terms of the Credit Agreement to adjust the amounts of certain obligations listed under the above-mentioned exhibits.

NOW THEREFORE, the Parties execute this Amendment which shall be governed by the following clauses:

CLAUSE I

DEFINITIONS AND INTERPRETATION

Section 1.1 Definitions

Capitalized terms not defined in this Amendment shall have the meaning assigned thereto under the Credit Agreement, unless such definition is modified by this Amendment or any subsequent modification, in which case it shall be understood that any subsequent modification shall prevail as the rule for interpretation of such term.

Section 1.2 Integrity

(a) Any modifications in this Amendment are an integral part of the Credit Agreement and, accordingly, all rules set forth in the Credit Agreement shall apply thereto, unless otherwise provided in the Amendment; and

(b) Except as expressly provided in this Amendment, nothing in this Amendment shall alter or modify the terms, requirements, conditions, obligations and/or rights of the Parties under the Credit Agreement. The Parties expressly represent and agree that this Amendment does not constitute a new agreement or novation of the obligations of the Parties under the Credit Agreement and the Financing Documents, but solely a variation of Exhibit C - Obligations to Refinance and Exhibit 1.01 (F) – Novation Terms of the Credit Agreement.

CLAUSE II

MODIFICATIONS

Section 2.1 Modification of Exhibit C of the Credit Agreement

By virtue of this Amendment, Exhibit C - Obligations to Refinance under the Credit Agreement, is substituted and replaced in its entirety by Exhibit C, enclosed to this Amendment as Exhibit C – Obligations to Refinance.

Section 2.2 Modification of Exhibit 1.01 (F) of the Credit Agreement

By virtue of this Amendment, Exhibit 1.01 (F) - Novation Terms of the Credit Agreement, is substituted and replaced in its entirety by Exhibit 1.01 (F) enclosed to this Amendment as Exhibit 1.01 (F) – Novation Terms.

CLAUSE III

VALIDITY

Section 3.1 Validity

This Amendment shall become effective as of the date of its execution by all the Parties.

Section 3.2 Governing Law and Jurisdiction

This Amendment shall be governed by, construed and enforced in accordance with Applicable Laws of Colombia. Any dispute arising from the interpretation and/or performance of this Amendment shall be subject to the jurisdiction of the judges of Colombia. The Parties expressly and irrevocably waive any other jurisdiction that, by reason of their domicile, present or future, or for any other reasons, may be applicable to them.

[signature pages below]

Procaps- Amendment No. 1 to the Credit Agreement

Execution Version

Confidential

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be duly executed by its respective authorized representative.

As Obligor

PROCAPS S.A.

[Illegible signature]

Name: Sergio Andres Mantilla Gomez

Identification: C.C. 91.297.753

Title: Special Attorney

Date: December 12, 2018

Amendment No. 1 to the Credit Agreement

Procaps- Amendment No. 1 to the Credit Agreement

Execution Version

Confidential

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be duly executed by its respective authorized representative.

As Co-Obligor

LABORATORIOS LOPEZ S.A. DE C.V.

[Illegible signature]

Name: Sergio Andres Mantilla Gomez

Identification: C.C. 91.297.753

Title: Special Attorney

Date: December 12, 2018

Amendment No. 1 to the Credit Agreement

Procaps- Amendment No. 1 to the Credit Agreement

Execution Version

Confidential

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be duly executed by its respective authorized representative.

As Co-Obligor

C.I. PROCAPS S.A

[Illegible signature]

Name: Sergio Andres Mantilla Gomez

Identification: C.C. 91.297.753

Title: Special Attorney

Date: December 12, 2018

Amendment No. 1 to the Credit Agreement

Procaps- Amendment No. 1 to the Credit Agreement

Execution Version

Confidential

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be duly executed by its respective authorized representative.

As Co-Obligor

BIOKEMICAL S.A. DE C.V.

[Illegible signature]

Name: Sergio Andres Mantilla Gomez

Identification: C.C. 91.297.753

Title: Special Attorney

Date: December 12, 2018

Amendment No. 1 to the Credit Agreement

Procaps- Amendment No. 1 to the Credit Agreement

Execution Version

Confidential

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be duly executed by its respective authorized representative.

As Co-Obligor

PHARMARKETING SALVADOR S.A. DE C.V. (EL SALVADOR)

[Illegible signature]

Name: Sergio Andres Mantilla Gomez

Identification: C.C. 91.297.753

Title: Special Attorney

Date: December 12, 2018

Amendment No. 1 to the Credit Agreement

Procaps- Amendment No. 1 to the Credit Agreement

Execution Version

Confidential

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be duly executed by its respective authorized representative.

As Co-Obligor

CORPORACIÓN DISTRIBUIDORA INTERNACIONAL S.A. DE C.V.

[Illegible signature]

Name: Sergio Andres Mantilla Gomez

Identification: C.C. 91.297.753

Title: Special Attorney

Date: December 12, 2018

Amendment No. 1 to the Credit Agreement

Procaps- Amendment No. 1 to the Credit Agreement

Execution Version

Confidential

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be duly executed by its respective authorized representative.

As Co-Obligor

CDI NICARAGUA S.A..

[Illegible signature]

Name: Sergio Andres Mantilla Gomez

Identification: C.C. 91.297.753

Title: Special Attorney

Date: December 12, 2018

Amendment No. 1 to the Credit Agreement

Procaps- Amendment No. 1 to the Credit Agreement

Execution Version

Confidential

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be duly executed by its respective authorized representative.

As Co-Obligor

CDI GUATEMALA S.A.

[Illegible signature]

Name: Sergio Andres Mantilla Gomez

Identification: C.C. 91.297.753

Title: Special Attorney

Date: December 12, 2018

Amendment No. 1 to the Credit Agreement

Procaps- Amendment No. 1 to the Credit Agreement

Execution Version

Confidential

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be duly executed by its respective authorized representative.

As Co-Obligor

PHARMARKETING S.A. (GUATEMALA)

[Illegible signature]

Name: Sergio Andres Mantilla Gomez

Identification: C.C. 91.297.753

Title: Special Attorney

Date: December 12, 2018

Amendment No. 1 to the Credit Agreement

Procaps- Amendment No. 1 to the Credit Agreement

Execution Version

Confidential

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be duly executed by its respective authorized representative.

As Co-Obligor

PHARMARKETING S.A. (PANAMA)

[Illegible signature]

Name: Sergio Andres Mantilla Gomez

Identification: C.C. 91.297.753

Title: Special Attorney

Date: December 12, 2018

Amendment No. 1 to the Credit Agreement

Procaps- Amendment No. 1 to the Credit Agreement

Execution Version

Confidential

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be duly executed by its respective authorized representative.

As Co-Obligor

PHARMARKETING DOMINICANA SRL

[Illegible signature]

Name: Sergio Andres Mantilla Gomez

Identification: C.C. 91.297.753

Title: Special Attorney

Date: December 12, 2018

Amendment No. 1 to the Credit Agreement

Procaps- Amendment No. 1 to the Credit Agreement

Execution Version

Confidential

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be duly executed by its respective authorized representative.

As Co-Obligor

PHARMARKETING COSTA RICA S.A.

[Illegible signature]

Name: Sergio Andres Mantilla Gomez

Identification: C.C. 91.297.753

Title: Special Attorney

Date: December 12, 2018

Amendment No. 1 to the Credit Agreement

Procaps- Amendment No. 1 to the Credit Agreement

Execution Version

Confidential

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be duly executed by its respective authorized representative.

As Guarantor

INVERSIONES CRYNSEEN S.A.S.

[Illegible signature]

Name: Sergio Andres Mantilla Gomez

Identification: C.C. 91.297.753

Title: Special Attorney

Date: December 12, 2018

Amendment No. 1 to the Credit Agreement

Procaps- Amendment No. 1 to the Credit Agreement

Execution Version

Confidential

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be duly executed by its respective authorized representative.

As Guarantor

INVERSIONES GANEDEN S.A.S.

[Illegible signature]

Name: Sergio Andres Mantilla Gomez

Identification: C.C. 91.297.753

Title: Special Attorney

Date: December 12, 2018

Amendment No. 1 to the Credit Agreement

Procaps- Amendment No. 1 to the Credit Agreement

Execution Version

Confidential

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be duly executed by its respective authorized representative.

As Guarantor

INVERSIONES HENIA S.A.S.

[Illegible signature]

Name: Sergio Andres Mantilla Gomez

Identification: C.C. 91.297.753

Title: Special Attorney

Date: December 12, 2018

Amendment No. 1 to the Credit Agreement

Procaps- Amendment No. 1 to the Credit Agreement

Execution Version

Confidential

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be duly executed by its respective authorized representative.

As Guarantor

INVERSIONES JADES S.A.S.

[Illegible signature]

Name: Sergio Andres Mantilla Gomez

Identification: C.C. 91.297.753

Title: Special Attorney

Date: December 12, 2018

Amendment No. 1 to the Credit Agreement

Procaps- Amendment No. 1 to the Credit Agreement

Execution Version

Confidential

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be duly executed by its respective authorized representative.

As Guarantor

INDUSTRIAS KADIMA S.A.S.

[Illegible signature]

Name: Sergio Andres Mantilla Gomez

Identification: C.C. 91.297.753

Title: Special Attorney

Date: December 12, 2018

Amendment No. 1 to the Credit Agreement

Procaps- Amendment No. 1 to the Credit Agreement

Execution Version

Confidential

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be duly executed by its respective authorized representative.

As Guarantor

PHARMAYECT S.A.

[Illegible signature]

Name: Sergio Andres Mantilla Gomez

Identification: C.C. 91.297.753

Title: Special Attorney

Date: December 12, 2018

Amendment No. 1 to the Credit Agreement

Procaps- Amendment No. 1 to the Credit Agreement

Execution Version

Confidential

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be duly executed by its respective authorized representative.

As Creditor

BANCOLOMBIA S.A

[Illegible signature]

Name: Mario Sebastian Alcalá Castro

Identification: C.C. 72.157.869

Title: Caribbean Companies Banking Vice-President

Date: December 12, 2018

Amendment No. 1 to the Credit Agreement

Procaps- Amendment No. 1 to the Credit Agreement

Execution Version

Confidential

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be duly executed by its respective authorized representative.

As Creditor

BANCOLOMBIA S.A WITH THE NAME BANCOLOMBIA (PANAMA BRANCH)

[Illegible signature]

Name: Rita Grimaldo

Identification: 8-731-380

Title: General Attorney

Date: December 12, 2018

Amendment No. 1 to the Credit Agreement

Procaps- Amendment No. 1 to the Credit Agreement

Execution Version

Confidential

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be duly executed by its respective authorized representative.

As Creditor

BANCO DAVIVIENDA S.A.

[Illegible signature]

Name: Rodrigo Arango Echeverri

Identification: C.C. 72.612.951 of Medellín

Title: Corporate Banking Vice-President

Date: December 17, 2018

Amendment No. 1 to the Credit Agreement

Procaps- Amendment No. 1 to the Credit Agreement

Execution Version

Confidential

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be duly executed by its respective authorized representative.

As Creditor

BANCO DE SABADELL S.A. MIAMI BEACH

[Illegible signature]

Name: Ignacio Alcarez

Identification:

Title: Head of Structured Finance Americas

Date: December 12, 2018

Amendment No. 1 to the Credit Agreement

Procaps- Amendment No. 1 to the Credit Agreement

Execution Version

Confidential

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be duly executed by its respective authorized representative.

As Creditor

BANCO DE CRÉDITO DEL PERÚ

[Illegible signature]

Name: Eduardo Mariano Baca

Identification: CE # 259104

Title: Corporate Banking Manager

Date: December 12, 2018

Amendment No. 1 to the Credit Agreement

Procaps- Amendment No. 1 to the Credit Agreement

Execution Version

Confidential

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be duly executed by its respective authorized representative.

As Creditor

FIDUCIARIA BANCOLOMBIA S.A.

[Illegible signature]

Name: Gustavo Eduardo Gaviria T.

Identification: C.C.98.541.186

Title: Alternate Legal Representative

Date: December 12, 2018

Amendment No. 1 to the Credit Agreement

******

This translation is complete, accurate, and identical to the text of the document that I have seen. This translation was made on October 31, 2022.

Mariana Elena calderón medina

Certificate of Professional Qualification on Certified Translations and Interpretations No. 0313 issued by
“Universidad Nacional de Colombia”, on September 14th, 2010.

Email: marianacalderon@legalcalderon.com

Phone number: 57-3182063348